SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CHECKERS DRIVE-IN RESTAURANTS, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SUPPLEMENT TO CHECKERS DRIVE-IN RESTAURANTS, INC. 2003 PROXY

STATEMENT FOR THE 2003 ANNUAL MEETING OF THE STOCKHOLDERS

This supplements our proxy statement filed with the Securities and Exchange Commission on May 1, 2003, in connection with our 2003 Annual Meeting to be held on May 28, 2003.

This Supplement to the Checkers Drive-In Restaurants, Inc. 2003 Proxy Statement dated May 2, 2003 is being provided to you to clarify certain inconsistencies in the Proxy Statement caused by the recent resignation of our President, Chief Executive Officer and Director, Daniel J. Dorsch on April 29, 2003. Mr. Dorsch’s resignation occurred subsequent to the printing of the Company’s 2003 Proxy Statement and accordingly, the Proxy Statement contains incorrect information with respect to the Company’s current management structure and Board of Directors following Mr. Dorsch’s resignation.

Daniel Dorsch resigned on April 29, 2003 as President, Chief Executive Officer and as a member of the Board of Directors. The Board of Directors on May 1, 2003 appointed Keith Sirois as interim Chief Executive Officer. Mr. Sirois will also continue to serve as the Company’s Vice President of Franchise Operations.

The Company has a six member Board of Directors. Mr. Dorsch’s resignation has resulted in a vacancy on the Board of Directors. Pursuant to the Company’s Certificate of Incorporation, the majority of the remaining directors may either appoint a replacement director or alternatively may choose not to fill the vacancy pending the election of a new director by the shareholders at the 2004 annual meeting.

By executing the proxy card located at the end of the enclosed Proxy Statement, the executing party shall appoint either Peter C. O’Hara or Brian R. Doster, and each of them, as proxies, with full power of substitution, for and in their name to vote all shares of common stock of Checkers Drive-In Restaurants, Inc. that such executing person would be entitled to vote at the Company’s 2003 annual meeting.

This Supplement to the Company’s 2003 Proxy Statement shall supercede any contrary or inconsistent statement made in the Proxy Statement.

PROXY

CHECKERS DRIVE-IN RESTAURANTS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS – MAY 28, 2003

The undersigned hereby appoints Peter C. O’Hara and Brian R. Doster, and each of them, proxies with full power of substitution, for and in the name of the undersigned to vote all shares of Common Stock of Checkers Drive-In Restaurants, Inc., a Delaware corporation (the “Company”), that the undersigned would be entitled to vote at the Company’s 2003 Annual Meeting of Stockholders to be held on May 28, 2003 (the “Meeting”), and at any adjournments thereof, upon the matters set forth in the Notice of the Meeting as stated hereon, hereby revoking any proxy heretofore given. In their discretion, the proxies are further authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

The undersigned acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement, Annual Report and Form 10-K.

— FOLD AND DETACH HERE —

ADMISSION TICKET

ANNUAL MEETING OF STOCKHOLDERS

OF

CHECKERS DRIVE-IN RESTAURANTS, INC.

MAY 28, 2003 @ 9:00 A.M, EASTERN DAYLIGHT SAVINGS TIME

TAMPA, FLORIDA

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

Please mark your vote as indicated in this example ☒

DIRECTORS

Directors recommend: A vote for the election of the following nominees

1.	01 – David Gotterer, 02 – Burt Sugarman

For, except vote withheld from the following nominee:

PROPOSAL(S)

		FOR	AGAINST	ABSTAIN
2.	Ratify and approve the appointment of KPMG LLP as independent auditors	☐	☐	☐

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS LISTED ABOVE, FOR APPROVAL OF THE PROPOSALS SET FORTH ABOVE AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

SIGNATURE	SIGNATURE

Date:	Date:

NOTE:	Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.